Exhibit 99.1

Delta, Certares and Knighthead accelerate Wheels Up business transformation with expanded strategic partnership

•	No. 1 premium airline joins travel and tourism investment firm Certares and deep value and turnaround investment firm Knighthead in a non-binding agreement in principle to co-lead a $500 million facility
•	The lenders will receive newly issued Wheels Up Class A common stock resulting in the lenders owning approximately 95% of the pro forma equity of the company on a fully diluted basis
•	Expanded partnership with Wheels Up would include deep travel expertise and resources to drive strategic, operational and customer service improvements

Delta Air Lines, Certares Management LLC, a leading investment specialist dedicated to the travel, tourism and hospitality sectors, and Knighthead Capital Management LLC, a deep value and turnaround investment firm, announced an expanded partnership with Wheels Up Experience Inc., a leading provider of on-demand private aviation, to accelerate the company’s business transformation.

Earlier this year, Wheels Up announced plans to scale and evolve its product offerings to deliver world-class private aviation service profitably. Funding provided by Delta, certain affiliates of Certares and Knighthead, and other partners is expected to provide the company the stability to execute on its strategic vision over the long term.

The partnership would combine the experience of Delta, the No. 1 premium airline and a longstanding Wheels Up partner, with the travel and tourism focus of Certares and turnaround and restructuring experience of Knighthead to boost Wheels Up as it evolves and elevates its customer experience, reliability and financial performance. It includes a non-binding agreement in principle for a $500 million facility to Wheels Up, which includes funds contributed by Delta and CK Opportunities Fund I, LP, (“CK Opportunities”) which is co-managed by affiliates of Certares and Knighthead. The facility would be comprised of a $400 million term loan and a $100 million liquidity facility from Delta, totaling $500 million to Wheels Up.

“The partnership will create new opportunities for Wheels Up to drive strategic, operational and financial improvements for its customers in the months and years ahead,” said Delta CEO Ed Bastian. “Delta’s unmatched expertise in premium travel, customer loyalty, corporate sales, operational reliability and aircraft maintenance, combined with Certares’ and Knighthead’s experience and global reach, are expected to speed Wheels Up on its path to profitability.

“I would like to extend my sincere gratitude to Kenny Dichter, the visionary founder behind Wheels Up, for building the Wheels Up brand into a powerhouse in private aviation. We have great appreciation for his steadfast devotion to the members, customers and employees and his role in elevating the private aviation experience which will undoubtedly guide the industry’s path forward. We’re grateful he will continue as Wheels Up’s strategic advisor,” Bastian said.

Greg O’Hara, founder and Senior Managing Director at Certares, said: “This strategic partnership with Wheels Up is a natural extension of our focus and experience in travel, tourism and hospitality. This transaction extends upon our longtime partnership with Delta across many of our portfolio companies. We’re looking forward to joining Delta, Knighthead and others in driving the company’s ongoing transformation as it elevates private aviation as an industry leader.”

Tom Wagner, Knighthead’s co-founder, said: “We are delighted to be joining the Wheels Up team alongside Delta, Certares and other strategic partners. The agreement in principle announced today brings not just capital, but Knighthead’s extensive expertise, experience and resources to drive the next phase of Wheels Up’s business transformation as a leading provider of on-demand private aviation. We look forward to the journey ahead with our partners.”

“Wheels Up sincerely appreciates the unwavering support of so many of our members and customers,” said Todd Smith, Interim Chief Executive Officer and Chief Financial Officer of Wheels Up. “Over the past few months, we have been intensely focused on taking clear steps to improve our product offering and our operational delivery. Those actions are already showing results and we look forward to continuing and accelerating that progress with the support of our new partners. Our continued close work with the Delta team will enable us to further integrate our digital experiences, member benefits and our operations. We are extremely grateful for Delta’s support and look forward to welcoming our new partners, including Certares and Knighthead, to the Wheels Up family and leveraging their expertise to further enhance our services and member experiences.”

Wheels Up also today announced that Delta Chief Financial Officer Dan Janki will join the Board of Directors as Chairman. Ravi Thakran will transition back to Director from his role as Executive Chairman.

“I am pleased to officially welcome Dan as the Chairman of the Wheels Up Board of Directors,” Thakran said. “I’ve been honored to lead the company through this transition and generate global interest in Wheels Up as the premier experience in private aviation. With today’s announcements, Wheels Up should be in a far stronger position to leverage its considerable assets in service of our members and continue to be an innovative leader in aviation.”

Under the non-binding agreement in principle announced today, Delta will provide Wheels Up with $150 million in new money term loans and a $100 million liquidity facility. An additional $150 million term loan will be provided under the facility by CK Opportunities. Furthermore, to date other investors have agreed in principle to join Delta and CK Opportunities to provide $50 million in term loans under the facility. The additional $50 million will be allocated to certain other investors as approved by Delta, Certares and Knighthead.

In connection with the transaction, Wheels Up will issue Class A common stock to the participating new money lenders such that they are expected to own approximately 95% of the Company following the transaction. The company’s audit committee determined that the delay that would be caused in obtaining stockholder approval would jeopardize the company’s financial viability. Shares representing approximately 80% of the Company’s outstanding equity are expected to be issued without prior shareholder approval based on the Financial Distress Exception provided for in the Shareholder Approval Policy of the New York Stock Exchange. In reliance on the exception, the company is mailing to all stockholders a letter notifying them of its intention to issue the shares without seeking their approval.  Ten days after such notice is mailed, Wheels Up expects to proceed to issue the shares. The remainder of the shares to be issued to the new money lenders will be subject to stockholder approval of an amendment to Wheels Up’s certificate of incorporation (including in that vote the 80% voted by the new money lenders) and will be issued after receipt of stockholder approval.

The transaction is subject to completing definitive documentation, as well as customary closing conditions and other approvals.

Wheels Up, which offers membership-based and on-demand private jet services, is a meaningful part of Delta’s broad portfolio of premium partners. The relationship dates to 2020, when Delta Private Jets combined with Wheels Up. Delta provides Wheels Up members with an array of benefits, including access to Delta flights, the opportunity to earn Delta SkyMiles and the ability to earn toward Medallion Status through spend on Wheels Up flights.

Contacts:

Delta Air Lines:

Investor Relations
404-715-2170
investorrelations@delta.com

Corporate Communications
404-715-2554
media@delta.com

Wheels Up:

Investor Relations:

ir@wheelsup.com

Media Relations:

press@wheelsup.com

About Delta Air Lines

Through the warmth and service of the Delta Air Lines (NYSE: DAL) people and the power of innovation, Delta never stops looking for ways to make every trip feel tailored to every customer. More than 90,000 Delta people lead the way in delivering a world-class customer experience on over 4,000 daily flights to more than 280 destinations on six continents, connecting people to places and to each other.

Delta expects to serve nearly 200 million customers this year safely, reliably and with industry-leading customer service innovation – recognized as North America's most on-time airline. We're dedicated to ensuring that the future of travel is connected, personalized and enjoyable. Our people's genuine and enduring motivation is to make every customer feel welcomed and respected across every point of their journey with us.

Headquartered in Atlanta, Delta operates significant hubs and key markets in Amsterdam, Atlanta, Boston, Detroit, London-Heathrow, Los Angeles, Mexico City, Minneapolis-St. Paul, New York-JFK and LaGuardia, Paris-Charles de Gaulle, Salt Lake City, Seattle, Seoul-Incheon and Tokyo.

As the leading global airline, Delta's mission to connect the world creates opportunities, fosters understanding and expands horizons by connecting people and communities to each other and to their own potential. Powered by innovative and strategic partnerships with Aeromexico, Air France-KLM, China Eastern, Korean Air, LATAM, Virgin Atlantic and WestJet, Delta brings more choice and competition to customers worldwide.

Delta is America's most-awarded airline thanks to the dedication, passion and professionalism of its people. It has been recognized by Cirium for operational excellence, as the top U.S. airline by the Wall Street Journal, among Fast Company's most innovative companies, the World's Most Admired Airline according to Fortune, as one of Glassdoor's Best Places to Work, and a top employer for diversity, veterans and best workplaces for women by Forbes.

About Certares

Established in 2012, Certares is a global investment firm focused exclusively on the travel and hospitality industries, leveraging deep sector experience, proprietary transactions and hands-on partnership with management teams to drive growth. With approximately $9.9 billion of assets under management, including co-investments, as of March 31, 2023, Certares brings together a team with decades of both operational and investment experience in private equity, travel, tourism, hospitality and travel-related business and consumer services. For more information, please visit www.certares.com.

About Knighthead

Knighthead Capital Management, LLC was co-founded in 2008 by Ara Cohen and Tom Wagner and currently has approximately $10.3 billion of assets under management. Knighthead is a deep value and turnaround focused SEC-registered investment advisor that specializes in investing in companies that need financial and operational restructuring. Knighthead has worked to create a diversified platform with an experienced team of investment professionals, specializing in credit analysis, sourcing, trading and restructuring. Knighthead's long-term objective is to generate attractive risk-adjusted returns for its clients while emphasizing the preservation of capital. Knighthead manages assets across a variety of investment vehicles including a long/short evergreen hedge fund, a number of closed-end credit vehicles, a dedicated real estate lending business and a sizable insurance asset management business.

About Wheels Up

Wheels Up is a leading provider of on-demand private aviation in the U.S. and one of the largest private aviation companies in the world. Wheels Up offers a complete global aviation solution with a large, modern and diverse fleet, backed by an uncompromising commitment to safety and service. Customers can access membership programs, charter, aircraft management services and whole aircraft sales, as well as unique commercial travel benefits through a strategic partnership with Delta Air Lines. Wheels Up also offers freight, safety and security solutions and managed services to individuals, industry, government and civil organizations.

Wheels Up is guided by the mission to connect private flyers to aircraft, and one another, through an open platform that seamlessly enables life's most important experiences. Powered by a global private aviation marketplace connecting its base of approximately 12,000 members and customers to a network of approximately 1,500 safety-vetted and verified private aircraft, Wheels Up is widening the aperture of private travel for millions of consumers globally. With the Wheels Up mobile app and website, members and customers have the digital convenience to search, book and fly.

Delta Air Lines Forward Looking Statements

Statements made in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future in connection with our proposed strategic investment in Wheels Up Experience described in this press release, should be considered “forward-looking statements” under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. Information concerning risks and uncertainties that could cause differences between Delta’s actual results and forward-looking statements is contained in Delta’s Securities and Exchange Commission filings, including Delta’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2022.   Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this press release, and which we undertake no obligation to update except to the extent required by law.

Wheels Up Experience Inc. Cautionary Note Regarding Forward-Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up. These forward-looking statements include, but are not limited to, statements regarding: (i) Wheels Up’s ability to continue as a going concern absent receipt of the funding from the transactions described in this press release; (ii) the terms of, the ability to sign and close, and the impact of, any potential investments, financings (including the financing discussed in this press release), restructurings or other strategic transactions involving Wheels Up or its subsidiaries or affiliates, including the ability to realize anticipated benefits relating to any such transactions and any potential impacts on the trading prices and trading market for Wheels Up’s Class A common stock, par value $0.0001 per share (“Wheels Up Common Stock”); (iii) Wheels Up’s liquidity, future cash flows, deferred revenue balances, measures intended to increase Wheels Up’s operational efficiency and certain restrictions related to its debt obligations; (iv) the impact of Wheels Up’s cost reduction efforts on its business and results of operations, including the timing and magnitude of such expected reductions and any associated expenses in relation to liquidity levels and working capital needs; (v) Wheels Up’s ability to perform under its contractual obligations, including to its members and customers, and maintain or establish relationships with third-party vendors and suppliers; (vi) the degree of market acceptance and adoption of Wheels Up’s products and services, including member program changes implemented in June 2023; (vii) the competition in, size, demands and growth potential of the markets for Wheels Up’s products and services and Wheels Up’s ability to serve those markets; and (viii) general economic and geopolitical conditions, including due to fluctuations in interest rates, inflation, foreign currencies, consumer and business spending decisions, and general levels of economic activity. The words "anticipate," "believe," continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2023, Wheels Up’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023 filed with the SEC on August 14, 2023, and Wheels Up's other filings with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.

Securities Disclaimer

The issuance, offer and/or sale of any securities described herein has not been registered under any federal or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the applicable federal and state laws. This press release shall not constitute an offer to sell or a solicitation of an offer to purchase any securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.